UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2012

YANEX GROUP, INC.

(Exact name of registrant as specified in charter)

Nevada	333-175146	99-0363803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hooft Graaflandstraat 21, VM Utrecht, Netherland	3525
(Address of principal executive offices)	(Zip Code)

0031633046823

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.01.  Changes in Control of Registrant.

On May 28, 2012, a change in control of Yanex Group, Inc. (the "Company") occurred when Alexander Yanov sold all of his 2,500,000 common shares in a private share purchase transaction to Zouk Ventures Ltd. (“Zouk”).  Mr. Yanov sold his shares Zouk for cash consideration of $425,000.  Zouk now has voting control over 84.2% of the Company’s issued and outstanding common stock.

To the knowledge of the Company, there are no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a further change in control of the Company.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

On May 28, 2012, the Company received a resignation notice from Alexander Yanov from all of his positions with the Company, including President, CEO, Principal Executive Officer, Treasurer, CFO, Principal Accounting Officer, Secretary, Treasurer and as Director.

Mr. Yanov’s resignation was not due to any disagreement with the Company on any matter relating to its operations, policies or practices.

On May 28, 2012, the Company appointed Gustavo G. Sune as its new President, CEO, Principal Executive Officer, Treasurer, CFO, Principal Accounting Officer, Secretary, Treasurer and as Director.

Currently, Mr. Sune is the owner and general manager of GG VB, a private company involved in servicing media and advertising, a position he has held since January 2004 when he founded the company.  From April 2002 to January 2004, Mr. G. Sune worked as operations manager at 5CA International VB, a private customer support service company.  From March 2001 to January 2002, Mr. G. Sune worked as technical consultant for 3COM Benelux VB, a private technology company.

Mr. Sune will serve as our Director and officer until his duly elected successor is appointed or he resigns.  There are no arrangements or understandings between Mr. Sune and any other person pursuant to which he was selected as an officer or director.  There are no family relationship between Mr. Sune and any of our officers or directors.  Mr. Sune has not held any other directorships in a company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Item 8.01.  Other Events.

Effective May 28, 2012, the Company has moved its executive offices to Hooft Graaflandstraat 21, 3525 VM Utrecht, Netherland.  The Company’s new telephone number is 0031633046823.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YANEX GROUP, INC.

Date: June 1, 2012	By:	/s/ Gustavo G. Sune
Gustavo G. Sune, President